Exhibit 99.1

ProLogium, a Next Generation Solid-State Battery Developer with 10+ Years of Proven
Commercialization, to List on the Nasdaq through a Merger with Translational Development
Acquisition Corp.

•	ProLogium reached commercial-scale manufacturing for solid-state batteries in 2013, later delivered the world’s first solid-state battery demo car with ENOVATE Motor in 2019.

•	ProLogium has shipped a total of over 2.4 million battery cells to customers since 2013, of which more than 800,000 are its 3rd-generation batteries from the Gigafactory in Taiwan.

•	With a portfolio of 1,100+ patents, ProLogium has introduced its 4th-generation superfluidized inorganic solid-state battery solution with zero thermal runaway, high energy density, low temperature performance, fast charging, competitive cost, and commercial readiness.

•	Pre-money valuation of ProLogium is expected to be approximately $3.8 billion.

•	The transaction is expected to fund the scaling of the production of the company’s 4th-generation batteries and the construction of ProLogium's new gigafactory in Dunkirk, France—an effort supported by an approved subsidy package of up to ~€1.4 billion from the Government of the French Republic.

•	ProLogium is quickly moving into growth markets, including AI data centers, aerospace, robotics, and defense, while continuing to strengthen its position in EVs.

TAIPEI, Taiwan & NEW YORK – May 27, 2026 – ProLogium Holding Inc. (“ProLogium” or the “Company”), a global leader in the innovation and manufacturing of next-generation solid-state batteries, and Translational Development Acquisition Corp. ("TDAC") (Nasdaq: TDAC), a special purpose acquisition company, today announced they have entered into a definitive agreement for a business combination that would result in ProLogium becoming a publicly listed company (the “Transaction”).

Upon closing of the Transaction, the combined company will be named ProLogium Technology and is expected to be listed on the Nasdaq under the ticker symbol “PRLG”.

For more than two decades, ProLogium has focused on a singular mission: moving solid-state battery technology from the lab to mass production. ProLogium’s proprietary lithium ceramic battery (LCB) platform is designed to deliver significant improvements in energy density, performance and safety. The 4th-generation technology features a triple safety mechanism consisting of non-flammable electrolyte, an all-ceramic separator and an active safety mechanism embedded in superfluidized all inorganic solid-state electrolyte -- marking the first battery with zero thermal runaway risk.

Vincent Yang, Founder and CEO of ProLogium, commented, "Today marks a pivotal moment in ProLogium’s journey in accelerating the commercialization of our industry-leading solid-state batteries. This Transaction is expected to provide us with the capital to fund our next phase of growth -- enabling us to scale the production of our 4th-generation superfluidized inorganic solid-state batteries, advance the construction of our new gigafactory in Dunkirk, France, and support our expansion into adjacent application verticals including data centers, aerospace and robotics while continuing to progress in EVs.”

“We are excited to partner with TDAC’s best-in-class team, who shares our vision of a new energy revolution that is built with next generation solid-state batteries. Today’s Transaction is a critical step in putting our batteries in the hands of more customers, powering cutting-edge technologies and enabling a more sustainable future for all."

Michael B. Hoffman, Chairman and CEO of TDAC, added, “We could not be more excited to partner with Vincent and his team on bringing ProLogium to the public capital markets. We believe that ProLogium is the future of distributed, mission critical energy based on their technological foundation and the capabilities to supply next generation batteries at gigawatt scale. The TDAC team has been involved in the future of energy for decades, including the building of companies such as Talen Energy and Pattern Energy; we see the need for high performance distributed energy capabilities across a host of markets that are only now accessible due to the breakthrough of ProLogium's Gen4 technology and manufacturing capabilities. ProLogium's partnerships with some of the most impressive companies on the planet to deliver new use cases for high performance batteries demonstrate its technology leadership and we believe the company's position as a leader in the energy future is bright.”

ProLogium’s technology leadership is built on a foundation of proprietary IP, with over 1,100 global battery patents and patent applications, and a proven track record of commercialization. The Company is currently advancing commercial applications with strategic partners in off-highway applications such as construction vehicles, and in energy applications and smart mobility markets.

Independent third-party testing further validates the differentiation of the Company’s technology: TÜV Rheinland recently confirmed a record 360 Wh/kg energy density for ProLogium’s latest battery – more than 50% above conventional batteries; and UL Solutions ARC testing verified that ProLogium’s ultra-safe all-inorganic superfluidized all inorganic solid-state battery undergoes no thermal runaway under the Heat-Wait-Seek (HWS) method, marking an industry breakthrough.

The transaction values Prologium at approximately $3.8B on a pre-money, net cash-free basis. ProLogium will seek funding by a combination of TDAC’s cash in trust and proceeds from a targeted common equity PIPE.

The boards of directors of both ProLogium and TDAC have approved the Transaction, which is expected to close in the second half of 2026, subject to approval by the shareholders of both ProLogium and TDAC, regulatory approvals, and other customary closing conditions.

Additional information about the Transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by TDAC with the U.S. Securities and Exchange Commission ("SEC") and available at www.sec.gov.

Advisors

Cohen & Company Markets, a division of Cohen & Company Securities, LLC, is acting as the Exclusive Financial Advisor and Lead Capital Markets Advisor to ProLogium. Crédit Agricole Corporate and Investment Bank is acting as the placement agent to ProLogium. Sullivan & Cromwell LLP and LCS & Partners are serving as legal advisors to ProLogium. BTIG, LLC, is acting as the Exclusive Financial Advisor and Lead Capital Markets Advisor to TDAC. Venable is serving as legal advisor to TDAC.

About ProLogium

Founded in 2006, ProLogium is an energy innovation company dedicated to the development and manufacturing of next-generation lithium ceramic batteries, holding over 1,100 global patents (granted and pending). In 2013, ProLogium introduced the world’s first next-generation battery architecture featuring a 100% ceramic separator, becoming the first company globally to successfully commercialize solid-state batteries. In 2025, ProLogium again led the industry by introducing the world’s first superfluidized all-inorganic solid-state lithium ceramic battery, integrating the advantages of solid-state and liquid type batteries and redefining next-generation battery technology with automation-ready, scalable mass production and cost competitiveness. In 2026, ProLogium once again received the Edison Awards Gold Award for its superfluidized all-inorganic solid-state lithium ceramic battery technology.

With more than 13 years of manufacturing know-how, ProLogium is also the only company globally that can publicly demonstrate a solid-state battery mass-production line—proving that solid-state batteries are not merely a laboratory technology, but a mature solution ready for scalable manufacturing. In 2024, ProLogium inaugurated its first GWh-class gigafactory in Taoyuan, Taiwan, and has shipped more than 800,000 cells to date. In May 2024, ProLogium established its first overseas R&D center in Paris-Saclay, France, providing customized technical support for the European market. The Company’s first overseas GWh-class facility in Dunkirk, France, completed its environmental assessment and building permit process by the end of 2024, with construction expected to begin in 2026. Ramp-up is expected to begin between Q4 2028 and Q1 2029, followed by formal mass production and deliveries in Q2 2029.

About TDAC

TDAC is a blank check company incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. TDAC may pursue an acquisition opportunity in any business, industry, sector, or geographical location, and intends to focus on industries that complement its management team's background and intends to capitalize on the ability of its management team to identify and acquire a business.

TDAC's management team is led by Michael B. Hoffman, its chief executive officer and chairman of the board of directors, and Avanindra C. Das, chief financial officer. In addition, TDAC’s board includes E. Premkumar Reddy, Curtis T. Keith, Matthew A. Kestenbaum and Christopher Jarratt.

Important Information and Where to Find It

For additional information on the Transaction, see TDAC’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the Transaction, ProLogium will file a registration statement on Form F-4 with the SEC that will include a prospectus with respect to ProLogium’s securities to be issued in connection with the Transaction and a proxy statement with respect to the shareholder meeting of TDAC to vote on the Transaction. This communication does not contain all the information that should be considered concerning the Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. Before making any voting or investment decision, shareholders of TDAC, investors and other interested persons are advised to read CAREFULLY IN their ENTIRETY, when available, the preliminary proxy statement / prospectus (including any amendments thereto), as well as other documents to be filed with the SEC, because these documents will contain important information about ProLogium, TDAC and the Transaction. After the registration statement is declared eﬀective, the definitive proxy statement / prospectus to be included in the registration statement will be mailed to shareholders of TDAC as of a record date to be established for voting on the Transaction. The preliminary and definitive proxy statement / prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website at www.sec.gov or by directing a request to: info@translational-development.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, or the Securities Act, and section 21E of the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act, that are based on beliefs and assumptions and on information currently available to ProLogium and TDAC. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity, number of customers or user and market share, the capability of ProLogium’s technology, ProLogium’s business plans including its plans to expand globally, the sources and uses of proceeds from the Transaction, the anticipated enterprise value of the combined company following the consummation of the Transaction, any benefits of ProLogium’s partnerships, strategies or plans as they relate to the Transaction, anticipated benefits of the Transaction and expectations related to the terms and timing of the Transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. These statements are based on ProLogium and TDAC’s reasonable expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond ProLogium and TDAC’s control. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for ProLogium or TDAC to predict these events or how they may affect ProLogium or TDAC. In addition, there will be risks and uncertainties described in the proxy statement / prospectus relating to the Transaction, which is expected to be filed by ProLogium with the SEC and other documents filed by ProLogium or TDAC from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither ProLogium nor TDAC can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: the occurrence of any event, change or other circumstances that could delay, impede or prevent the business combination or give rise to the termination of the business combination; the outcome of any legal proceedings that may be instituted against ProLogium or TDAC, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of ProLogium and TDAC or of the parties to satisfy other conditions to closing; the amount of redemption requests may by TDAC’s public shareholders; the ability to maintain the stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of ProLogium or TDAC as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination; costs related to the business combination; changes in applicable laws or regulations; international trade disputes, including threatened or implemented tariffs by the U.S. and threatened or implemented tariffs by foreign countries in retaliation; the ability of ProLogium to execute its business model, including market acceptance of its planned products and services; the combined company’s ability to raise capital; future financial performance of the combined company follow the business combination; the possibility that TDAC or the combined company may be adversely affected by other economic, business, and/or competitive factors; risks associated with ProLogium’s efforts to commercialize its products; ProLogium’s ability to maintain its existing agreements with third parties and to negotiate and enter into new definitive agreements on favorable terms, if at all; the impact of competing products on ProLogium’s business; intellectual property-related claims against ProLogium or the combined company; ProLogium’s dependence upon its key personnel and ability to attract and retain such personnel and additional qualified personnel; ProLogium’s ability to source the raw materials for its products; and other risks and uncertainties set forth in the section entitled “Risk Factors” in the registration statement on Form F-4 to be filed by ProLogium with the SEC and those included under the heading “Risk Factors” in the final prospectus for TDAC’s initial public offering, filed pursuant to Rule 424b(4) on December 23, 2024, and its annual report on Form 10-K for year ended December 31, 2025 and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither ProLogium nor TDAC presently knows or that ProLogium and TDAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by ProLogium, TDAC, their respective directors, officers or employees or any other person that ProLogium and TDAC will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of ProLogium and TDAC as of the date of this communication. Subsequent events and developments may cause those views to change. Except as required by applicable law, neither ProLogium nor TDAC has any duty to, and does not intend to, update or revise the forward-looking statements in this communication or elsewhere after the date of this communication. You should, therefore, not rely on these forward-looking statements as representing the views of ProLogium or TDAC as of any date subsequent to the date of this communication.

Participants in Solicitation

ProLogium and TDAC and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of TDAC and their ownership is set forth in TDAC’s filings with the SEC, including TDAC’s final prospectus for its initial public offering, filed pursuant to Rule 424b(4) on December 23, 2024, its Form 10-K for the year ended December 31, 2025 and subsequent filings under section 16 of the Exchange Act or on Form 10-Q. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of TDAC’s shareholders in connection with the Transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: info@translational-development.com.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of ProLogium or TDAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contacts

sam.chang@prologium.com

prologium@webershandwick.com